ACS

COMMON STOCK                                                              NO PAR VALUE

                        [ACSYS, INC. LOGO APPEARS HERE]

              INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA

                                                                         SEE REVERSE FOR
                                                                       CERTAIN DEFINITIONS
                                                                          CUSIP C230732
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THIS CERTIFIES THAT






IS THE OWNER OF

         FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
                                  ACSYS, INC.


transferable on the books of the Corporation in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

    Witness the facsimile signatures of its duly authorized officers.



Dated:


COUNTERSIGNED AND REGISTERED:

      SUNTRUST BANK, ATLANTA
                               TRANSFER AGENT
                                AND REGISTRAR

BY
  -----------------------------  -----------------------  ----------------------
        AUTHORIZED SIGNATURE     CHIEF EXECUTIVE OFFICER   CHAIRMAN OF THE BOARD
                                       AND SECRETARY


                                  ACSYS, INC.

        The Corporation will furnish without charge to each stockholder who so requests a statement or summary of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and of the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the office of the Secretary of the Corporation or the Transfer Agent named on the face of this Certificate.

        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM -   as tenants in common
        TEN ENT -   as tenants by the entireties
        JT TEN  -   as joint tenants with right of
                    survivorship and not as tenants
                    in common

UNIF GIFT MIN ACT                      Custodian
                  --------------------           -------------------------
                         (Cust)                          (Minor)
                  under Uniform Gifts to Minors
                  Act
                      ----------------------------------------------------
                                          (State)

    Additional abbreviations may also be used though not in the above list.


For value received,                         hereby sell, assign and transfer
                   -------------------------
unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
|                                    |
|                                    |
--------------------------------------

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

--------------------------------------------------------------------------------

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                                                                          Shares
--------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ------------------------------------



                                        ----------------------------------------
                                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME AS WRITTEN UPON
                                        THE FACE OF THE CERTIFICATE IN EVERY
                                        PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.




                                        ----------------------------------------

               SIGNATURE(S) GUARANTEED: THE SIGNATURE(S) SHOULD BE GUARANTEED
                                        BY AN ELIGIBLE GUARANTOR INSTITUTION
                                        (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                        ASSOCIATIONS AND CREDIT UNIONS WITH
                                        MEMBERSHIP IN AN APPROVED SIGNATURE
                                        GUARANTEE MEDALLION PROGRAM), PURSUANT
                                        TO S.E.C. RULE 17Ad-15.